UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 7, 2021 (April 6, 2021)

ISUN, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-37707	47-2150172
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

400 Avenue D, Suite 10, Williston, Vermont 05495
(Address of Principal Executive Offices) (Zip Code)

(802) 658-3378
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ISUN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On April 6, 2021, iSun Utility, LLC (“iSun Utility”), a Delaware limited liability company and wholly-owned subsidiary of iSun, Inc., a Delaware corporation (the “Company”), Adani Solar USA, Inc., a Delaware corporation (Adani”), and Oakwood Construction Services, Inc., a Delaware corporation (“Oakwood”) entered into an Assignment Agreement (the “Assignment”), pursuant to which iSun Utility will acquire all rights to the intellectual property of Oakwood and its affiliates (the “Project IP”). Oakwood is a utility-scale solar EPC company and a wholly-owned subsidiary of Adani. The Project IP includes all of the intellectual property, project references, templates, client lists, agreements, forms and processes of Adani’s U.S. solar business.

Under the Assignment, iSun Utility will purchase the Project IP from Adani and Oakwood for total consideration of $2.7 million, with $1.0 million due immediately and the remaining $1.7 million contingent upon the achievement of certain milestones, as described in this paragraph. The Assignment provides that iSun Utility will acquire all membership interests in Hartsel Solar, LLC (“Hartsel”), and through this transaction iSun Utility will acquire all rights to Hartsel’s in-process solar project (the “Hartsel Project”). Upon Hartsel achieving certain milestones, iSun Utility will pay to Adani $0.7 million to secure equipment previously purchased allowing for safe harbor of the 30% ITC and an additional amount of $1.0 million for key development milestones.

Item 8.01.	Other Events.

On April 6, 2021, the Company issued a press release titled “iSun, Inc. Enters Large Utility Solar EPC Business; Acquires Intellectual Property of Oakwood Construction Services, Inc.” A copy of the press release is attached hereto as Exhibit 99.1, and incorporated herein by reference.

(d) Exhibits

10.1	Assignment Agreement by and among Adani Solar USA, Inc., Oakwood Construction Services, Inc. and iSun Utility, LLC, dated April 6, 2021

99.1	Press Release of iSun, Inc., dated April 6, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 7, 2021

iSun, Inc.

By:	/s/ Jeffrey Peck
Name:	Jeffrey Peck
Title:	Chief Executive Officer